EXHIBIT 99.5

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 1 to Current Report on Form 8-K/A under the Securities Exchange Act of 1934 of Fidelity National Information Solutions, Inc. dated August 1, 2001, of our report dated April 12, 2001, and contained in Proxy Statement No. 000-20312 of Vista Information Solutions, Inc. on Schedule 14A under the Securities Exchange Act of 1934 insofar as such report relates to the consolidated financial statements of Vista Information Solutions, Inc. and subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000.

Deloitte & Touche LLP
San Diego, California
October 15, 2001